UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023 (June 14, 2023)

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600 Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 annual meeting of the stockholders (the “Annual Meeting”) of Addus HomeCare Corporation (the “Company”) held on June 14, 2023, the Company’s stockholders approved the adoption of the Addus HomeCare Corporation Amended and Restated 2017 Omnibus Incentive Plan (the “A&R Plan”). The results of the stockholder vote on the A&R Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the A&R Plan is included as part of Proposal 4 in the Company’s proxy statement that was filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the A&R Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 15,253,121 shares of the Company’s common stock, out of a total of 16,204,341 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The Company’s stockholders (i) elected Heather Dixon, Michael Earley and Veronica Hill-Milbourne to serve as Class II directors for terms expiring at the 2026 annual meeting of the Company’s stockholders; (ii) ratified the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2023; (iii) approved on an advisory, non-binding basis, the Company’s compensation of its named executive officers as set forth in the Proxy Statement and (iv) approved the A&R Plan. The votes on these matters were as follows:

(1)	The election of Heather Dixon, Michael Earley and Veronica Hill-Milbourne to serve as Class II directors for terms expiring at the 2026 annual meeting of the Company’s stockholders:

Name	For	Withhold Authority	Broker Non-Votes
(a) Heather Dixon	14,627,432	229,100	396,589
(b) Michael Earley	13,775,436	1,081,096	396,589
(c) Veronica Hill-Milbourne	14,183,211	673,321	396,589

(2)	The ratification of the appointment of PricewaterhouseCoopersLLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
15,239,227	11,458	2,436	—

(3)	The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
13,268,865	1,577,518	10,149	396,589

(4)	The approval of the A&R Plan:

For	Against	Abstain	Broker Non-Votes
14,144,211	700,712	11,609	396,589

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Addus HomeCare Corporation Amended and Restated 2017 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: June 15, 2023	By:	/s/ Brian Poff
Brian Poff
Chief Financial Officer